Exhibit 32.1
Section 1350 Certification

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the CEO and President of ONLINE-REDEFINED, INC.  This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  This Certification accompanies the Annual Report on Form 10-Q of ONLINE-REDEFINED, INC. for the quarter ended March 31, 2014.

The undersigned certifies that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of ONLINE-REDEFINED, INC. as of March 31, 2014.

This Certification is executed as of May 20, 2014.

/s/ Dan Faiman
  Dan Faiman
CEO and President (principal executive, financial and accounting officer)